General Information	12 Months Ended
Dec. 31, 2020
Disclosure Of General Information [Abstract]
Disclosure Of General Information About Company And Subsidiaries [Text Block]

Note 1     General Information

GeoPark Limited (the “Company”) is a company incorporated under the law of Bermuda. The Registered Office address is Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.

The principal activities of the Company and its subsidiaries (the “Group” or “GeoPark”) are exploration, development and production for oil and gas reserves in Colombia, Chile, Brazil, Argentina, Peru and Ecuador.

These Consolidated Financial Statements were authorized for issue by the Board of Directors on March 10,  2021 and have been approved to be included in our 2020 annual report (Form 20-F) on March 31, 2021.

1.1	Coronavirus and oil price crisis

Starting in March 2020, the oil market experienced a significant over-supply condition that resulted in a sharp drop in prices, with Brent falling from over US$ 50 per barrel at the beginning of March 2020 up to US$ 16 per barrel in late April 2020. There were two key drivers for this market scenario. On the demand side, the sustained impact of the COVID-19 pandemic across the world and the associated containment measures, resulted in a sharp and sudden drop in fuel demand and hence on crude demand as well. This impact had been felt since early 2020 but accelerated significantly in March and April.

Concurrently, on the supply side, during the first week of March 2020, OPEC and non-OPEC producers (sometimes referred to as OPEC+) met to discuss the prospect of extending or increasing oil production cuts that had been first put in place in late 2016 and had been renewed and expanded ever since. No consensus was reached among the 24 participating countries, effectively eliminating output reduction targets as of April 1, 2020. As a consequence, OPEC+ countries and especially Saudi Arabia, significantly increased production during April 2020.

The combined impact of sharply lower demand and growing supply led the market into an oil significant surplus with inventories building around the world and prices dropping to levels last seen in the early 2000s.

In mid-April, in the midst of significant demand destruction, OPEC+ agreed to a historical 9.7 MMbbl/d output cut. They were joined by other G-20 countries, which indicated they would add 3 to 5 MMbbl/d production reductions. Following this agreement, global crude production dropped significantly with high compliance from OPEC+ countries and economic-driven shut-ins in other regions, especially the United States of America (U.S.A.) and Canada, helping re-attain some balance in the market during the second half of 2020.

Over the past few months, even as COVID-19 cases remained high across the world, the strictest restrictions were gradually lifted. Additionally, as of December 2020, vaccination campaigns have started around the world providing hope that the pandemic effects on economic activity will be milder going forward. Reduced restrictions and vaccination have allowed for a gradual crude demand recovery and also helping re-balance the market.

The crude price trajectory is highly uncertain for the months to come, as the long-term economic impact of COVID-19 may hinder energy demand around the globe while, on the supply side, OPEC+ commitment to current supply cuts and their gradual lifting will remain a key factor for market balance.

Although there are no specific tax benefits granted to the oil and gas sector in the jurisdictions where the Group has its business, in response to the COVID-19 crisis, many governments have granted extensions to file and pay tax duties. The Group has applied and used any extension granted, specifically in Colombia, Brazil, Argentina, Peru and Spain. In Colombia, GeoPark entered into an agreement with the tax authority to cancel the 2019 income tax in twelve installments from August 2020 to July 2021. Likewise, certain social security charges on payroll have been also allowed to be reduced. Tax audits and procedures before fiscal authorities have been suspended until further governmental notice.

1.1	Coronavirus and oil price crisis (continued)

Specifically, GeoPark’s program and strategy are guided by the following principles and priorities:

•	Keep Team Healthy: Protect workforce and families from the pandemic and its interruptions
•	Continuity of Field Operations: Ensure backup plans and teams in place to guarantee continuity of operations and business.
•	Preserve Cash: Adjust the work program to maintain flexibility and balance sheet strength.
•	Capital Allocation Discipline: Prioritize lower-risk, higher netback, and quick cash flow generating projects
•	Do More for Less: Implement operating, administrative, and capital cost reduction measures
•	Stay Agile: Continuous monitoring of work programs and adjustment, up or down, as necessary
•	Build for the Long-Term: Protect critical tools and capabilities necessary for the long-term.

Examples of the ongoing cost-cutting initiatives already implemented and providing results include:

•	Renegotiation of all service contracts, as well as any other type of contract.
•	Improvements in operational efficiency
•	Temporary suspension of certain marginal fields
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Overall reduction of administrative and structure costs, starting with a voluntary salary and bonus reduction by our management team and Board of Directors, as well as a general renegotiation of fees and expenses

•	Temporary suspension of quarterly cash dividends and share buybacks.

Effective immediately, GeoPark adjusted the 2020 capital expenditures program to US$ 65-75 million, approximately a 60% reduction from prior preliminary estimates (approximately US$ 180-200 million including capital expenditures for Amerisur assets). For the whole year 2020, GeoPark continued to secure oil production, with a minimum price of US$30 per barrel. Also, the scenario has not impacted the approved credit lines and both Fitch and Standard & Poor’s maintained their credit ratings on our outstanding series of Notes due 2024 and 2027.

During July and August 2020, the Group implemented a plan to reduce its workforce. This reduction streamlined certain internal functions and departments for creating a more efficient workforce in the current economic environment. As a result, the Group achieved cost savings associated with the reduction of full-time and temporary employees, excluding one-time termination costs of US$ 3,949,000. Continuous efforts and actions to reduce costs and preserve liquidity continued throughout the year and will continue in the future.